Exhibit 99.8 Schedule 1

Data Compare Summary
BARC 2024-NMQ3_FINAL
Run Date - 5/31/2024 11:00:00 AM
Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
Borrower First Name	2	15	13.33%	All variances were spelling differences in the tape vs on the note.
Borrower Last Name	1	15	6.67%	All variances were spelling differences in the tape vs on the note.
Coborrower First Name	0	15	0.00%
Coborrower Last Name	0	15	0.00%
# of Units	1	13	7.69%	Variances were due to ASF enumeration differences in the tape. This accounted for all variances.
Contract Sales Price	0	8	0.00%
Debt Service Coverage Ratio	0	3	0.00%
Qualifying Debt Income Ratio	0	2	0.00%
Borrower Qualifying FICO	0	13	0.00%
Borrower Total Income	0	0
Occupancy	0	15	0.00%
First Payment Date	0	15	0.00%
Primary Appraised Value for LTV	0	15	0.00%
Note Date	1	15	6.67%	In all cases Mission verified dates from the Promissory note.
Original Note Interest Rate	0	15	0.00%
Original Loan Amount	0	15	0.00%
Loan Program	0	15	0.00%
Qualifying CLTV	0	15	0.00%
Original P&I	0	15	0.00%
Property Type	1	15	6.67%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Primarily these are differences in Condo or attached family designations. Mission verified in each case that the property type met guideline requirements.
Purpose	0	15	0.00%
Refi Purpose	0	2	0.00%
Property Street	7	15	46.67%	All variances were spelling differences in the tape vs on the note.
Property City	0	15	0.00%
Property State	0	15	0.00%
Property Zip	0	15	0.00%